EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                               AXTEL, S.A. de C.V.

                 OFFER TO EXCHANGE ITS 11% SENIOR NOTES DUE 2013
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
        AS AMENDED, FOR ANY AND ALL OUTSTANDING 11% SENIOR NOTES DUE 2013

               PURSUANT TO THE PROSPECTUS, DATED __________, 2004



--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 2004 (THE "EXPIRATION DATE"), UNLESS EXTENDED.
--------------------------------------------------------------------------------

         PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

         If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent as follows:

             By Hand Delivery, Registered Mail Or Overnight Carrier

                              The Bank of New York
                               101 Barclay Street
                                    Floor 7E
                            New York, New York 10286
              Attention: Corporate Trust Operations, Reorganization

                             Facsimile Transmission:
                                 (212) 298-1915

                    Confirm by Telephone or For Information:
                                 (212) 815-5920


DELIVERY OF THIS  INSTRUMENT  TO AN ADDRESS  OTHER THAN AS SET FORTH  ABOVE,  OR
 TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. DO NOT DELIVER THIS LETTER OF TRANSMITTAL TO AXTEL, S.A. de C.V.

        FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY
          ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY
             TELEPHONE AT (212) 815-5920, OR FACSIMILE AT (212) [ ].

     The undersigned acknowledges receipt of the Prospectus, dated __________, 2004 (the "Prospectus"), of Axtel, S.A. de C.V., a variable capital company (sociedad anonima de capital variable) organized under the laws of the United Mexican States (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to US$175,000,000 aggregate principal amount of its 11% Senior Notes due 2013 (the "Exchange Notes"), which exchange has been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for a like amount of its outstanding 11% Senior Notes due 2013 (the "Outstanding Notes"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus.

     For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive an Exchange Note, having a principal amount equal to that of the surrendered Outstanding Note. The Exchange Notes will accrue interest at the rate of 11% per annum from the last date on which interest was paid on the Outstanding Notes surrendered in exchange therefor or if no interest has been paid, from the original issue date of the Outstanding Notes. No additional interest will be paid on Outstanding Notes tendered and accepted for exchange.

     The Company reserves the right, in its sole discretion, to extend the Exchange Offer, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company reserves the right, in its sole discretion, to delay accepting for exchange any Outstanding Notes and, subject to the terms set forth in "The Exchange Offer--Expiration Date; Extensions; Amendments", to amend the terms of the Exchange Offer in any manner. The Company also reserves the right, in its sole discretion, to extend or terminate the Exchange Offer and to refuse to accept Outstanding Notes not previously accepted if any of the conditions set forth in "The Exchange Offer--Conditions" have not been satisfied by the Expiration Date.

     This Letter is to be completed by a holder of Outstanding Notes either if a tender of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company's Book-Entry Transfer Facility (the "Book-Entry Transfer Facility") or if Outstanding Notes are to be forwarded herewith pursuant to the procedure set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has supplied the appropriate information and completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     If Outstanding Notes are being tendered in certificated form, list below the Outstanding Notes to which this Letter relates. If the space provide below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.


------------------------------------------------------------------------------------------------------------------------

                                           DESCRIPTION OF OUTSTANDING NOTES
------------------------------------------------------------------------------------------------------------------------
                                                 1                           2                            3
-------------------------------------- ----------------------- ------------------------------ --------------------------
             Name(s) and                      Security          Aggregate Principal Amount            Principal
 Address(es) of Registered Holder(s)                                                                   Amount
     (Please fill in, if blank)              Number(s)*            of Outstanding Notes              Tendered**
------------------------------------------------------------------------------------------------------------------------

                                                                                                   $_________________

------------------------------------------------------------------------------------------------------------------------

                                                                                                   $_________________

------------------------------------------------------------------------------------------------------------------------

                                                                                                   $_________________

------------------------------------------------------------------------------------------------------------------------

                                                                                                   $_________________
------------------------------------------------------------------------------------------------------------------------

                              Totals:                                                              $_________________

------------------------------------------------------------------------------------------------------------------------


* Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Notes indicated in column 2. See Instruction 3. Outstanding Notes tendered hereby must be in principal amount of US$1000 and any integral multiple thereof. See Instruction 1.


|_| CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  ----------------------------------------------

     Account Number                 Transaction Code Number
                    ---------------                        ---------------------

|_| CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)

     Window Ticket Number (if any)
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                        ------------------------

     Name of Institution that Guaranteed Delivery
                                                  ------------------------------

     If Delivered by Book-Entry Transfer, Complete the Following:

     Account Number                     Transaction Code Number
                    -----------------                          -----------------

|_| CHECK THIS BOX IF THE BENEFICIAL OWNER OF THE OUTSTANDING NOTES IS AN EXCHANGING DEALER AND SUCH EXCHANGING DEALER ACQUIRED THE OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKETING-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES.

|_| CHECK HERE IF YOU ARE AN EXCHANGING AGENT AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name
          ----------------------------------------------------------------------

     Address
             -------------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes as are being tendered hereby.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Outstanding Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the undersigned nor any such other person is participating in, or intends to participate in, or has any arrangement or understanding with any person to participate in, the distribution of the Outstanding Notes or Exchange Notes within the meaning of the Securities Act, and that neither the holder of such Outstanding Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

         The undersigned also acknowledges that this Exchange Offer is being made based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5,
1991) and Shearman & Sterling (available July 2, 1993), that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who acquired such Outstanding Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or (ii) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement with any person to participate in the distribution of such Exchange Notes. If a holder of Outstanding Notes is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder cannot rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account pursuant to the Exchange Offer, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the Exchange Notes to the account indicated above maintained at the Book-Entry Transfer Facility. The undersigned understands that any Outstanding Notes tendered in certificated form will not be exchanged for Exchange Notes in certificated from, but rather will be exchanged for Exchange Notes in the form of a beneficial interest in the global note representing the Exchange Notes by a credit of the Exchange Notes to an account maintained at the Book-Entry Transfer Facility. Accordingly, any holder tendering Outstanding Notes in certificated form must complete the box entitled "Special Issuance Instructions" to specify the account at the Book-Entry Transfer Facility that should be credited with the Exchange Notes to be received in exchange. Please deliver any substitute certificates representing Outstanding Notes not exchanged in the name of the undersigned, unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, and please send any such substitute certificates to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes," unless otherwise indicated under the box entitled "Special Delivery Instructions" below.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

         PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES.



--------------------------------------------------------     -----------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 4 and 5)                                  (See Instructions 4 and 5)

     To be completed ONLY if certificates for                     To be completed ONLY if certificates for
Outstanding Notes are being tendered for exchange, if        Outstanding Notes not exchanged are to be sent to
certificates for Outstanding Notes not exchanged are         someone other than the person(s) whose signature(s)
to be issued in the name of and sent to someone other        appears(s) on this Letter above or to such
than the person(s) whose signature(s) appear(s) on           person(s) at an address other than shown in the box
this Letter above or if Outstanding Notes delivered by       entitled "Description of Outstanding Notes" on this
book-entry transfer which are not accepted for               Letter above.
exchange are to be returned by credit to an account
maintained at the Book-Entry Transfer Facility other                  Mail substitute certificates for
than the account indicated above.                            Outstanding Notes to:


     Credit Outstanding Notes in certificated form accepted for exchange and unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry
Transfer Facility Account set forth below.


Name(s):                                                     Name(s):
        ---------------------------------------------                ---------------------------------------------
                     (Please Type or Print)                                     (Please Type or Print)

Address:                                                     Address:
        ---------------------------------------------                 ---------------------------------------------

                 (Including Zip Code)
                                                                             (Including Zip Code)
|_| Credit unexchanged Outstanding Notes
    delivered by book-entry transfer to
    the DTC account set forth below.
--------------------------------------------------------     -----------------------------------------------------


                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 4)
                         IN ADDITION, COMPLETE FORM W-9

--------------------------------------------------------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.
X
   ---------------------------------------------------------------------------

X
   ---------------------------------------------------------------------------
                (Signature(s) of Holders or Authorized Signatory)

Note: The above lines must be signed by the registered holder(s) of Outstanding Notes as their name(s) appear(s) on the Outstanding Notes or by person(s) Name: authorized to become registered holder(s) (evidence of such authorization must be transmitted with this Letter (please print) of Transmittal).

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Name of Firm Instruction 4. (Must be an Eligible Institution as defined in Instruction 4)

Name:
      --------------------------------------------------------------------------

                                              (Please Type or Print)

Capacity:
         -----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include ZIP Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Tax Identification or Social Security Number:
                                              ----------------------------------

               SIGNATURE GUARANTEE (If required by Instruction 4)


--------------------------------------------------------------------------------
                             (Authorized Signature)

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Title:
      --------------------------------------------------------------------------


Name of Firm:
             -------------------------------------------------------------------
          (Must Be an Eligible Institution as defined in Instruction 4)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include ZIP Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:                                               , 2002
        ---------------------------------------------
--------------------------------------------------------------------------------

                                  INSTRUCTIONS


 FORMING PART OF THE TERMS AND CONDITIONS OFFER TO EXCHANGE BY AXTEL, S.A. de
               C.V. OF 11% SENIOR NOTES DUE 2013 WHICH HAVE BEEN
    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL
                      OUTSTANDING 11% SENIOR NOTES DUE 2013


1.   DELIVERY OF THIS LETTER AND OUTSTANDING SECURITIES.

     Except as set forth below, (i) a holder who wishes to tender Outstanding Notes for exchange pursuant to the Exchange Offer must mail or otherwise deliver this Letter, properly completed and validly executed, including Form W-9 and all other documents required by this Letter, to the Exchange Agent at its address set forth herein, and the certificates for Outstanding Notes must be received by the Exchange Agent at its address set forth herein or (ii) such Outstanding Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus, which procedures require a timely confirmation of such transfer of Outstanding Notes into the Exchange Agent's account, and timely receipt by the Exchange Agent of an "Agent's Message" and any other documents required by this Letter. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, that states that DTC has received an express acknowledgment from a participant in DTC tendering outstanding notes that are the subject of the book-entry confirmation stating (a) the aggregate principal amount of Outstanding Notes that have been tendered by such participant, (b) that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and (c) that we may enforce such agreement against the participant.

     The method of delivery of this Letter, the Outstanding Notes and all other required documents to the Exchange Agent , including delivery through DTC, is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Delivery of documents to DTC in accordance with its procedures does not constitute delivery to the Exchange Agent. If such delivery is by mail, it is suggested that certified or registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, arrangements should be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal, Outstanding Notes, or other required documents should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of tendered Outstanding Notes prior to the closing of the Exchange Offer.

     Outstanding Notes tendered hereby must be in a principal amount of US$1000.0 and any integral multiple thereof.

2.   GUARANTEED DELIVERY PROCEDURES.

     Holders of Outstanding Notes whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot deliver a confirmation of book-entry transfer of Outstanding Notes into the Exchange Agent's account at DTC, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) before the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes, the certificate number or numbers and the principal amount of such Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, this Letter (or facsimile hereof), together with a Book-Entry Confirmation, and all other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof) and all documents required thereby and Book-Entry Confirmation, are received by the Exchange Agent within three business days after the Expiration Date. Any holder who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

3.   BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS.

     Only a holder in whose name tendered Outstanding Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any beneficial owner of tendered Outstanding Notes who is not the registered holder must contact the registered owner promptly and either make appropriate arrangements to register ownership of the Outstanding Notes in the beneficial owner's name or arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from beneficial owner form accompanying this Letter of Transmittal.

4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OUTSTANDING NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Outstanding Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OUTSTANDING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY AN "ELIGIBLE GUARANTOR INSTITUTION" WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OUTSTANDING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OUTSTANDING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OUTSTANDING NOTES) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

6.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Outstanding Notes should indicate in the applicable box the account at the Book-Entry Transfer Facility to which Exchange Notes issued pursuant to the Exchange Offer are to be credited, if different from the account number appearing below the box entitled

"Description of Outstanding Notes." Outstanding Notes tendered in certificated form will not be exchanged for Exchange Notes in certificated form, but rather will be exchanged for Exchange Notes in the form of a beneficial interest in the global note representing the Exchange Notes by a credit of the Exchange Notes to an account maintained at the Book-Entry Transfer Facility. Accordingly, any holder tendering Outstanding Notes in certificated form must indicate in the box entitled "Special Issuance Instructions" to specify the account at the Book-Entry Transfer Facility that should be credited with the Exchange Notes to be received in exchange. Any substitute certificates representing Outstanding Notes not exchanged will be delivered in the name of the undersigned at the address shown above in the box entitled "Description of Outstanding Notes," unless otherwise indicated herein in the appropriate box.

7.   U.S. BACKUP TAX WITHHOLDING AND INTERNAL REVENUE SERVICE FORM W-9.

     Federal income tax law requires that the holder(s) of any tendered Outstanding Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See Form W-9 with instructions, and "Instructions for the Requester of Form W-9" (both of which may be obtained on the Internal Revenue Service Website at www.irs.gov)

     To prevent backup withholding, each holder of tendered Outstanding Notes must provide such holder's correct TIN by completing the Form W-9, certifying that the TIN provided is correct (or that such holder is awaiting for a TIN to be issued to such holder), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendered Outstanding Notes are registered in more than one name or are not in the name of the actual owner, consult the Form W-9 with instructions.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

8.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by this tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT IS NOT NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OUTSTANDING NOTES SPECIFIED IN THIS LETTER.

9.   VALIDITY OF TENDERS.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Outstanding Notes either before or after the Expiration Date. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, or in the case of Outstanding Notes delivered by book-entry transfer within DTC, will be credited to the account maintained within DTC by the participant in DTC which delivered such Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11.  NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes, nor shall any of them incur any liability for failure to give any such notice.

12.  MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

     Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

13.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

14. ACCEPTANCE OF TENDERED OUTSTANDING NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF OUTSTANDING NOTES.

     Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Outstanding Notes as promptly as practicable after the Expiration Date and will issue Exchange Notes therefor as promptly as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Outstanding Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Outstanding Notes will be returned by the Exchange Agent to the tendering holders, as promptly as practicable following the Expiration Date to the undersigned at the address shown in the box entitled "Description of Outstanding Notes" or at a different address as may be indicated in the box entitled "Special Delivery Instructions."

15.  WITHDRAWAL.

     Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer."